UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 22, 2007
(Date of Earliest Event Reported)

INTEGRATED ALARM SERVICES GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-50343 (Commission File Number)	42-1578199 (I.R.S. Employer Identification No.)

One Capital Center, 99 Pine Street 3rdFloor, Albany, NY 12207
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:(518) 426-1515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On February 22, 2007, Integrated Alarm Services Group, Inc. (“IASG”) and Protection One Alarm Monitoring, Inc. issued a joint press release (the “Press Release”) announcing the commencement of an exchange offer and consent solicitation relating to IASG’s $125,000,000 principal amount of 12% Senior Secured Notes due 2011. A copy of the press Release is attached hereto as Exhibit 99.1.

Additional Information About the Merger

In connection with the proposed merger of Protection One and the Company, the parties have filed relevant materials with the SEC, including a proxy statement/prospectus regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors can obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about the Company and Protection One without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement/prospectus can also be obtained, without charge, by directing a written request to Integrated Alarm Services Group, Inc., Attention: Brian E. Shea, 99 Pine Street, 3rd Floor, Albany NY, 12207, or by calling (518) 426-1515.

The Company, Protection One and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction. Information regarding Protection One’s directors and executive officers is available in Protection One’s information statement for its 2006 annual meeting of stockholders, as filed with the SEC on April 28, 2006. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for its 2006 annual meeting of stockholders, as filed with the SEC on August 3, 2006. Additional information regarding the interests of such potential participants is included in the proxy statement/prospectus and the other relevant documents filed with the SEC.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	None

(b)	None

(c)	None

(d)	Exhibits

The following documents are included as exhibits to this Form 8-K. Any exhibit below incorporated by reference herein is indicated as such by the information supplied in the parenthetical thereafter. If no parenthetical appears after an exhibit, such exhibit is filed or furnished herewith.

EXHIBIT	DESCRIPTION
99.1	Press Release dated February 22, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    INTEGRATED ALARM SERVICES GROUP, INC.
(Registrant)

By:
/s/ Michael T. Moscinski
Chief Financial Officer

Dated: February 23, 2007

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